Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the restatement of the Quarterly Report of Oak Woods Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2023 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 14, 2023	/s/ Lixin Zheng
Lixin Zheng
Chief Executive Officer (Principal Executive Officer)

/s/ Lixin Zheng
Lixin Zheng
Chief Financial Officer (Principal Financial Officer)